Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 10

TO

NOTE PURCHASE AGREEMENT

AND

AMENDMENT NO. 1

TO

FIFTH AMENDED AND RESTATED FEE LETTER

THIS AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT and AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED FEE LETTER (this “Amendment”) dated as of December 21, 2017, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Ltd. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life, NYLIAC, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A.    The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016, Amendment No. 7 to Note Purchase Agreement dated as of May 27, 2016, Amendment No. 8 to Note Purchase Agreement dated as of November 18, 2016, and Amendment No. 9 to Note Purchase Agreement dated as of May 31, 2017, the “Agreement”).

B.    The Administrative Agent, the Managing Agents, NFC and the Seller are parties to the Fifth Amended and Restated Fee Letter, dated as of May 31, 2017 (the “Fee Letter”).

C.    Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date and to further amend the Agreement as set forth in this Amendment.

D.    With the consent of the parties hereto, effective as of the date of this Amendment, (i) the Issuing Entity desires to pay in full the principal and interest owing with respect to the Series 2012-VFN Note held by the CS Purchaser Group and to reduce the Commitment of CS CIB to zero and (ii) the members of the CS Purchaser Group shall cease to be parties to the Agreement and the Fee Letter.

E.    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Amendments to Agreement.

a.    The definition of “Bank of America Spread” in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Bank of America Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by Bank of America.

b.    The definitions of “CS Alternate Rate”, “CS Purchaser Group” and “CS Spread” in Section 1.01 of the Agreement are hereby deleted in their entirety.

c.    In furtherance of the termination of the members of the CS Purchaser Group as parties to the Agreement, all other remaining references to “CS Alternate Rate”, “CS Purchaser Group” and “CS Spread” shall be deemed to be of no further effect, and all provisions referencing such terminated parties shall be read to give effect to the termination contemplated by Section 2 of this Amendment.

d.    The definition of “NYLIAC Spread” in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“NYLIAC Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by NYLIAC.

e.    The definition of “NY Life Spread” in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“NY Life Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by NY Life.

f.    The definition of “Optional Extension Date” in Section 1.01 of the Agreement is hereby amended by deleting the words “six (6) months” where they appear in such definition and replacing them with the words “sixty (60) days”.

g.    The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “May 30, 2018” set forth therein with the date “December 20, 2018”.

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2.    Termination of CS Purchaser Group.

a.    Payoff Amount. Not later than 3:00 p.m. New York City time on the date hereof, the Issuing Entity shall pay (or caused to be paid) to CS NYB, as Managing Agent for the CS Purchaser Group, the following amounts with respect to the Series 2012-VFN Note held by CS NYB on behalf of the CS Purchaser Group:

Principal: $8,823,529.41

Accrued Series 2012-VFN Monthly Interest: $32,467.65

Accrued Non-Use Fees: $74,154.41

b.    Termination. CS NYB acknowledges and agrees that the amounts described in Section 2(a) above (the “Payoff Amount”) constitute all amounts due and owing to the CS Purchaser Group. Upon payment in full of the Payoff Amount to CS NYB by no later than 3:00 p.m. New York City time on the date hereof, the Commitment of CS CIB shall be reduced to zero, and the members of the CS Purchaser Group shall cease to be parties to the Agreement.

c.    Cancellation of Series 2012-VFN Note. On the date hereof, CS NYB shall deliver the Series 2012-VFN Note held by the CS Purchaser Group to the Indenture Trustee for cancellation.

3.    Reduction in Maximum Funded Amount.

a.    Upon the effectiveness of this Amendment, the Maximum Funded Amount shall be reduced to $350,000,000.

b.    The parties agree to waive the requirement in Section 2.05(a) of written notice at least five Business Days before such reduction is to take place.

4.    Incremental Funding by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group.

a.    Incremental Funding. The Servicer hereby requests that (i) the NY Life Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $1,512,605.04, (ii) the NYLIAC Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $2,268,907.56 and (iii) the Bank of America Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $5,042,016.81. Such Incremental Funding shall be funded solely by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group on the date hereof in accordance with the terms of the Agreement and upon satisfaction of all conditions precedent thereto specified in Section 2.03(b) of the Agreement (except that the parties agree to waive the requirement in Section 2.03(b)(vii)).

b.    Use of Proceeds of Incremental Funding.

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(i)    On the date hereof the Transferor shall use the proceeds of such Incremental Funding to reduce the portion of the Funded Amount held by the CS Purchaser Group to $0.

(ii)    If the Transferor fails to use the proceeds of such Incremental Funding in accordance with Section 4(b)(i) above, an Early Redemption Event shall be deemed to have occurred and, thereafter, any principal payment due to the Noteholders shall be applied (1) first, pro rata, in repayment of the Incremental Funded Amounts funded by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group under Section 4(a) above and (2) thereafter, in accordance with the Transaction Documents.

c.    Consents. The parties hereto hereby consent to (i) the non-ratable Incremental Funding to be funded by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group as set forth in Section 4(a) above and (ii) the non-ratable reduction in the portion of the Funded Amount held by the CS Purchaser Group as set forth in Section 2 above.

5.    Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

6.    Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

7.    Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by each Bank of America, NY Life and NYLIAC of the applicable amendment fee pursuant to and in accordance with the Sixth Amended and Restated Fee Letter, dated as of the date hereof and (iii) receipt by CS NYB of the amounts set forth in Section 2(a) above.

8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as the Seller

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION,
as the Servicer

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

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NAVMOT II Series 2012-VFN

Amendment No. 10 to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Managing Agent
for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser
for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

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NAVMOT II Series 2012-VFN

Amendment No. 10 to Note Purchase Agreement

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent
for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Committed Purchaser
for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

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NAVMOT II Series 2012-VFN

Amendment No. 10 to Note Purchase Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent
for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser
for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

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NAVMOT II Series 2012-VFN

Amendment No. 10 to Note Purchase Agreement

CREDIT SUISSE AG, NEW YORK BRANCH,		CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as the Managing Agent		as the Committed Purchaser
for the CS Purchaser Group		for the CS Purchaser Group

By:	/s/ Patrick Duggan	By:	/s/ Patrick Duggan
Name:	Patrick Duggan	Name:	Patrick Duggan
Title:	Associate	Title:	Authorized Signatory

By:	/s/ Michael Eaton	By:	/s/ Michael Eaton
Name:	Michael Eaton	Name:	Michael Eaton
Title:	Associate	Title:	Authorized Signatory

ALPINE SECURITIZATION LTD.,
as a Conduit Purchaser
for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Associate

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Associate

NAVMOT II Series 2012-VFN

Amendment No. 10 to Note Purchase Agreement